UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2007

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

27500 SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-685-8888

Former name or former address if changed since last report:  no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFOCUS CORPORATION

FORM 8-K

INDEX

Item	Description

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signatures

Item 8.01 Other Events

On April 13, 2007, InFocus Corporation (“InFocus”) announced that it plans to expand its Board of Directors to accommodate two designees proposed by Caxton Associates L.L.C. (“Caxton”), its largest shareholder, pursuant to the Settlement Agreement entered into between Caxton and InFocus on February 23, 2007.

For additional information, see the press release, which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1               Press release dated April 13, 2007 regarding InFocus’ plans to expand its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2007	INFOCUS CORPORATION

	By:	/s/C. Kyle Ranson
C. Kyle Ranson
President and Chief Executive Officer
(Principal Executive Officer)

	By:	/s/Roger Rowe
Roger Rowe
Vice President Finance, Chief Financial Officer and Secretary
(Principal Financial Officer)